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                                                                  EXHIBIT 10.48


          AMENDMENT NO. 1 TO SHAREHOLDER AGREEMENT AND ACKNOWLEDGEMENT

     This Amendment No. 1 to Shareholder Agreement and Acknowledgement (this "AMENDMENT") is dated as of March 19, 2004, by and among ValueVision Media, Inc., a Minnesota corporation previously known as ValueVision International, Inc. (together with its successors, the "COMPANY"), GE Capital Equity Investments, Inc., a Delaware corporation (together with its successors, "GE CAPITAL EQUITY INVESTMENTS"), and National Broadcasting Company, Inc., a Delaware corporation (together with its successors, "NBC").

                                   BACKGROUND

     A. The Company, GE Capital Equity Investments and NBC have previously entered into that certain Shareholder Agreement dated as of April 15, 1999 (the "ORIGINAL SHAREHOLDER AGREEMENT"; terms used herein but not otherwise defined have the meanings ascribed to such terms in the Original Shareholder Agreement).

     B.  The Company desires to:

         (1) expand the authorized size of its Board of Directors from seven to nine members;

         (2) permit the Investor to elect three of such members in accordance with the terms of the Original Shareholder Agreement, as amended by this Amendment; and

         (3) ensure that the Company's obligation to appoint certain of its directors to committees of the Board of Directors complies with the requirements of applicable law.

     C. The Original Shareholder Agreement must be amended in order to permit the Company to effectuate the actions set forth in the foregoing paragraph.

     D. The parties desire to amend the Original Shareholder Agreement upon the terms and conditions set forth herein and desire to enter into this Amendment in order to effectuate that purpose.

     E. In consideration of the mutual agreements and understandings set forth herein, the parties hereto hereby agree as follows.

                                    AGREEMENT

1. The first sentence of Section 2.1(a) of the Original Shareholder Agreement is deleted in its entirety and replaced with the following sentence:

     "The Company shall immediately expand the size of the Board of Directors to nine directors and, pursuant to the terms of the Certificate of Designation, appoint to the Board of Directors three individuals designated by the Investor as the holder of a majority of the outstanding shares of Preferred Stock."

2. Section 2.1(b) of the Original Shareholder Agreement is deleted in its entirety and replaced with the following:

     " (b) If the Shareholder Approval is obtained, (i) as long as the Restricted Parties continue to Beneficially Own an aggregate number of shares of Common Stock

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     equal to or greater than 50% of the number of shares of Common Stock which the Restricted Parties Beneficially Own on the date hereof (making equitable adjustments for any conversions, reclassifications, reorganizations, stock dividends, stock splits, reverse splits and similar events which occur with respect to the Common Stock), the Investor shall be entitled to designate three individuals to be nominated to the Board of Directors or (ii) if the condition in clause (i) of this paragraph (b) is not satisfied, then as long as the Restricted Parties shall continue to Beneficially Own at least 10% of the Adjusted Outstanding Common Stock, the Investor shall be entitled to designate two individuals to be nominated to the Board of Directors. For purpose of clause (i) above, the Preferred Stock and the Purchase Warrant will be treated as outstanding and exercisable as of the date hereof."

2. Section 2.1(i) of the Original Shareholder Agreement is deleted in its entirety and replaced with the following:

     " (i) As long as the Investor is entitled to designate three persons for nomination as directors, the then current Investor may assign pursuant to
     Section 5.6 the right to designate pursuant to the terms and conditions hereof one or two of such nominees to any other Restricted Party (such that one Restricted Party will have the right to designate two nominees and the other Restricted Party will have the right to designate one nominee; it being understood that in such a case for all purposes of this Agreement where rights or obligations of the Investor or the Restricted Parties are determined by the number of nominees the Investor is entitled to designate, the Investor will be deemed to have the right to designate three nominees)."

3. Section 2.2 of the Original Shareholder Agreement is deleted in its entirety and replaced with the following:

     "Section 2.2 Board Committees. As long as the Investor has the right to designate at least one nominee to the Board of Directors, unless otherwise agreed to by the Investor or otherwise prohibited by applicable law or the rules and regulations of the securities exchange or automated quotation system upon which the Common Stock is listed, (a) so long as applicable law or the rules and regulations of the securities exchange or automated quotation system upon which the Common Stock is listed do not permit the Investor's Designees to serve on the Audit Committee, Compensation Committee or Nominating and Governance Committees pursuant to the independence requirements of such law or rules and regulations or otherwise, the Investor shall have the right to designate one observer to each of the Audit Committee, Compensation Committee and Nominating and Governance Committee of the Board of Directors; provided, however, that in the event such law or rules and regulations in the future do permit the Investor's Designees to serve on such Committees, effective as of the time of such change in applicable law or rules and regulations, the Investor shall have the right to designate at least one Designee to each of the Audit Committee, Compensation Committee, and Nominating and Governance Committee, and (b) each other committee of the Board of Directors shall contain a number of Designees (to the extent available), rounded upward to the nearest whole number, equal to the total number of directors on such committee multiplied by the percentage of the entire Board of Directors who are Designees."

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4.   Except as hereby specifically amended, the Original Shareholder Agreement and all of the terms and provisions thereof will remain unchanged and in full force and effect.

                                 ACKNOWLEDGEMENT

     Pursuant to Section VI(b)(vii) of the Company's Certificate of Designation of Series A Redeemable Convertible Preferred Stock, GE Capital Equity Investments and NBC, as holders of a majority of the Company's outstanding shares of Series A Redeemable Convertible Preferred Stock, hereby acknowledge and agree that the number of directors constituting the Company's Board of Directors may be as many as nine.

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     This Amendment may be executed in counterparts, each of which is deemed an original but which together constitute one instrument. This Amendment has been executed by the parties hereto or by their respective duly authorized representatives, all as of the date first above written


                              VALUEVISION MEDIA, INC.


                              By:          /s/ Nathan E. Fagre
                                 ---------------------------------------
                              Name:        Nathan E. Fagre
                                 ---------------------------------------
                              Its:         SVP and General Counsel
                                 ---------------------------------------


                              GE CAPITAL EQUITY INVESTMENTS, INC.


                              By:          /s/ Ronald J. Herman, Jr.
                                 ---------------------------------------
                              Name:        Ronald J. Herman, Jr.
                                 ---------------------------------------
                              Its:         President
                                 ---------------------------------------


                              NATIONAL BROADCASTING COMPANY, INC.


                              By:          /s/ Lawrence Tu
                                 ---------------------------------------
                              Name:        Lawrence Tu
                                 ---------------------------------------
                              Its:         EVP and General Counsel
                                 ---------------------------------------



    [Signature Page to Amendment No. 1 to ValueVision Shareholder Agreement
                              and Acknowledgement]